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                                                                  EXHIBIT 99.L2


                      CONSENT OF WILLKIE FARR & GALLAGHER
                      -----------------------------------





     We hereby consent to the references to us in Pre-Effective Amendment No. 1 of the registration statement on Form N-2 (the "Registration Statement") of Travelers Corporate Loan Fund Inc., and to the filing of this consent as an exhibit to such Registration Statement, and any amendments thereto.



/s/ Willkie Farr & Gallagher
-----------------------------
Willkie Farr & Gallagher


New York, New York
October 1, 1998